UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2012

ETHAN ALLEN INTERIORS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ethan Allen Drive Danbury, CT	06811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (203) 743-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders;

Ethan Allen’s Annual Meeting of Shareholders was held on November 13, 2012 in Danbury, CT.  The following is a summary of the matters voted on at the meeting:

(a)          Shareholders approved the election of two directors for a three-year term expiring 2015 as follows:

Nominee	For	Withheld
James W. Schmotter (2015)	26,154,682	279,484
Frank G. Wisner (2015)	23,634,629	2,799,537

Broker Non-Vote                  715,403                    shares for each Director.

(b)          Shareholders ratified the appointment of KPMG LLP as Ethan Allen’s independent registered public accounting firm for the fiscal year ending June 30, 2013, as follows:

For	Against	Abstain
27,083,162	62,307	4,100

(c)          Shareholders advisory vote on Executive compensation as follows:

For	Against	Abstain
15,134,975	11,245,886	53,305

Broker Non-Vote               715,403              shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC.

Date: November 13, 2012	By:	/s/ M. Farooq Kathwari
M. Farooq Kathwari
Chairman, President and Chief Executive Officer